Exhibit 10.3 to 2003 10-Q

--------------------------------------------------------------------------------

                               SECURITY AGREEMENT

                            Dated as of June 30, 2003

                                     between

                        WACHOVIA DEVELOPMENT CORPORATION,
                                 as the Borrower

                                       and

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                      as the Agent for the Secured Parties

                          and accepted and agreed to by

                              CONVERGYS CORPORATION

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

1.   Definitions...............................................................2
2.   Grant of Security Interest................................................3
3.   Representations and Warranties............................................4
4.   Payment of Obligations....................................................4
5.   Other Covenants...........................................................5
6.   Default; Remedies.........................................................5
7.   Remedies Not Exclusive....................................................6
8.   Performance by the Agent of the Borrower's Obligations....................6
9.   Duty of the Agent.........................................................6
10.  Powers Coupled with an Interest...........................................7
11.  Execution of Financing Statements.........................................7
12.  Security Agreement Under Uniform Commercial Code..........................7
13.  Authority of the Agent....................................................8
14.  Notices...................................................................8
15.  Severability..............................................................8
16.  Amendment in Writing; No Waivers; Cumulative Remedies.....................9
17.  Section Headings..........................................................9
18.  Successors and Assigns....................................................9
19.  The Borrower's Waiver of Rights...........................................9
20.  GOVERNING LAW............................................................10
21.  Obligations Are Without Recourse.........................................10
22.  Partial Release; Full Release............................................10
23.  Miscellaneous............................................................10
24.  Conflicts with Participation Agreement...................................11
25.  LESSEE AS A PARTY........................................................11
26.  Counterparts.............................................................12

Exhibit 10.3 to 2003 10-Q

                               SECURITY AGREEMENT
                               ------------------

     This SECURITY AGREEMENT, dated as of June 30, 2003 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, this "Security Agreement"), is made between WACHOVIA DEVELOPMENT CORPORATION, a North Carolina corporation, as the borrower (the "Borrower"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association ("Bank"), as agent for (a) the Credit Note Purchasers (hereinafter defined) under the Note Purchase Agreement dated as of June 30, 2003 (as amended, modified, extended, supplemented and/or restated from time to time, the "Note Purchase Agreement") by and among the Borrower, the financial institutions and other institutional investors from time to time parties thereto (the "Credit Note Purchasers") and Bank, as the agent for the Credit Note Purchasers, (b) the Mortgage Lenders (hereinafter defined) under the Mortgage Note Loan Agreement dated as of June 30, 2003 (as amended, modified, extended, supplemented and/or restated from time to time, the "Mortgage Note Loan Agreement") by and among the Borrower, the several banks and other financial institutions from time to time parties thereto (the foregoing banks and financial institutions are collectively referenced as the "Mortgage Lenders") and Bank, as the agent for the Mortgage Lenders, (c) the Lessor, and (d) itself. The Agent, the Lessor, the Credit Note Purchasers, and the Mortgage Lenders, together with their successors and permitted assigns, are collectively referred to hereinafter as the "Secured Parties." The Bank, in its capacity as agent for the Secured Parties is referred to hereinafter as the "Agent," and this Security Agreement is accepted and agreed to by Convergys Corporation, an Ohio corporation.

                              Preliminary Statement
                              ---------------------

Pursuant to the Note Purchase Agreement, the Credit Note Purchasers have severally agreed to purchase the Credit Notes to be issued by the Borrower in an aggregate amount not to exceed the aggregate Credit Note Purchaser Commitments upon the terms and subject to the conditions set forth therein. Pursuant to the Mortgage Note Loan Agreement, the Mortgage Lenders have agreed to make Mortgage Loans to the Borrower in an aggregate amount not to exceed the aggregate Mortgage Note Commitments upon the terms and subject to the conditions set forth therein. Pursuant to the Participation Agreement, the Lessor has agreed to make a Lessor Advance in an aggregate amount not to exceed the Lessor Commitment upon the terms and subject to the conditions set forth therein. The Borrower is the legal and beneficial owner of the Property (except the Borrower may have a ground leasehold interest in certain Property pursuant to one (1) or more Ground Leases).

     Pursuant to the various Operative Agreements, the Bank has agreed to act in the capacity as Agent.

     It is a condition, among others, to the obligation of (i) the Credit Note Purchasers to purchase the Credit Notes under the Note Purchase Agreement (ii) the Mortgage Lenders to make their respective Mortgage Loans to the Borrower under the Mortgage Note Loan Agreement and (iii) the Lessor to make its Lessor Advances under the Participation Agreement that the Borrower shall have executed and delivered this Security Agreement to the Agent, for the benefit of the Secured Parties.

     NOW, THEREFORE, in consideration of the premises and to induce the Credit Note Purchasers to purchase the Credit Notes under the Note Purchase Agreement, the Mortgage Lenders to make Mortgage Loans under the Mortgage Note Loan Agreement and the Lessor to make its Lessor Advance under the Participation Agreement, the Borrower hereby agrees with the Agent, for the benefit of the Secured Parties, as follows:

     1.   Definitions.
          -----------

     (a) The following terms are used herein as defined in the Uniform Commercial Code as in effect from time to time in the State of New York (the "UCC"): Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Instruments, Investment Property, Letter-of-Credit Rights and Proceeds. Each such term as used in relationship with the Borrower and/or the Lessee shall mean the Property only to the extent arising from or relating to the transactions contemplated by the Operative Agreements or arising directly or indirectly from or otherwise relating to (i) the ownership by the Borrower and/or the Lessee of, (ii) the right, title or interest of the Borrower and/or the Lessee in, (iii) the planning, design, engineering, construction, development, completion, insuring, operation, maintenance, modification, alteration, lease, sublease or use of, or
(iv) the sale, casualty, condemnation, assignment, transfer, pledge, encumbrance or other disposition of, the Property or any part thereof. For the avoidance of doubt, (i) the term "Accounts" as used herein shall exclude all accounts receivable of the business and operations of the Borrower and/or the Lessee and
(ii) the term "General Intangibles" as used herein shall exclude all trademarks, trade names and symbols of the Borrower and/or the Lessee.

     (b) As used herein, the following terms shall have the following respective meanings:

          "Lessee" shall mean Convergys Corporation, an Ohio corporation, its successors, permitted assigns and permitted transferees.

     (c) Capitalized terms used but not otherwise defined in this Security Agreement shall have the respective meanings specified in Appendix A to the Participation Agreement dated as of June 30, 2003 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among the Lessee, the various entities which are parties thereto from time to time as guarantors, the Borrower, the Credit Note Purchasers, the Mortgage Lenders and the Bank, as the agent for the Primary Financing Parties and respecting the Security Documents, as the agent for the Secured Parties.

     (d) The rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Agreement.

     2.   Grant of Security Interest.
          --------------------------

     To secure the payment and performance of all the Obligations and any other amounts advanced under the Note Purchase Agreement in connection with the Credit Notes, under the Mortgage Note Loan Agreement in connection with the Mortgage Notes or under the Participation Agreement as a Lessor Advance, all the amounts now or hereafter owing to the Credit Note Purchasers, the Mortgage Lenders, the Lessor or the Agent thereunder or under any other Operative Agreement, THE BORROWER HEREBY CONVEYS, GRANTS, ASSIGNS, TRANSFERS, HYPOTHECATES, MORTGAGES AND SETS OVER TO THE AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, A FIRST PRIORITY SECURITY INTEREST IN AND LIEN ON ALL OF ITS RIGHT, TITLE AND INTEREST IN AND TO THE BORROWER'S INTEREST (AS THE TERM "BORROWER'S INTEREST" IS DEFINED IN APPENDIX A TO THE PARTICIPATION AGREEMENT), WHETHER NOW EXISTING OR HEREAFTER ACQUIRED, IN EACH OF THE FOLLOWING, BUT SOLELY TO THE EXTENT SUCH RIGHT, TITLE OR INTEREST IS ACQUIRED BY THE BORROWER WITH RESPECT TO OR IN CONNECTION WITH THE PROPERTY, ANY OPERATIVE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY:

          (a)  all Accounts;

          (b) all Chattel Paper (including without limitation all rights under the Lease and each Lease Supplement);

          (c)  all Commercial Tort Claims;

          (d)  all Documents;

          (e)  all Equipment;

          (f) all Fixtures (including without limitation any Fixtures constituting the Property, as defined in Appendix A to the Participation Agreement);

          (g) all General Intangibles, including without limitation (i) all rights to payment and all indemnity rights under the Operative Agreements, (ii) all computer software, books and records relating to or used in connection with the operation of the Property or any part thereof,
     (iii) all unearned premiums under insurance policies now held or subsequently obtained by the Lessee relating to the Property or any part thereof, (iv) all consents, licenses, certificates and other governmental approvals relating to use or operation of the Property or any part thereof, and (v) all plans and specifications relating to the Property or any part thereof; specifically excluding however, trademarks, trade names and symbols;

          (h)  all Instruments;

          (i)  all Investment Property;

          (j)  all Letter-of-Credit Rights;

          (k)  all Property or any part thereof;

          (l)  all money, cash or cash equivalent and Deposit Accounts;

          (m) all Proceeds, including without limitation (i) all Rent and all other rents, payments, purchase prices, receipts, revenues, issues and profits payable under the Lease or pursuant to any other lease with respect to the Property, (ii) subject to application thereof in accordance with the terms of the Lease, all proceeds of any insurance policies maintained by or for the benefit of the Borrower, including without limitation any right to collect and receive such proceeds and (iii) all awards and other compensation, including without limitation the interest payable thereon and any right to collect and receive the same, made to the present or any subsequent owner of the Property for the taking by eminent domain, condemnation or otherwise, of all or any part of the Property or any easement or other right therein; and

          (n) all right, title and interest of the Borrower in and to all substitutes, modifications and replacements of, and all additions, accessions and improvements to, the Fixtures and Equipment, subsequently acquired or leased by the Borrower or constructed, assembled or placed by the Borrower on the Property, immediately upon such acquisition, lease, construction, assembling or placement, and in each such case, without any further conveyance, assignment or other act by the Borrower.

     (All of the foregoing property and rights and interests now owned or held or subsequently acquired by the Borrower and described in the foregoing clauses
(a) through (n) are collectively referred to as the "Security Assets").

     TO HAVE AND TO HOLD the Security Assets and the rights and privileges hereby granted unto the Agent (for the benefit of the Secured Parties) its successors and assigns for the uses and purposes set forth, until all of the Obligations owing to the Credit Note Purchasers, the Mortgage Lenders, the Lessor and the Agent under the Operative Agreements are paid in full; provided, that EXCLUDED from the Security Assets at all times and in all respects shall be all Excepted Payments.

     3.   Representations and Warranties.
          ------------------------------

     (a)  [Reserved].

     (b) The Borrower is the legal owner of the Security Assets and has the right to pledge, sell, assign and transfer the Security Assets.

     4.   Payment of Obligations.
          ----------------------

     The Borrower shall pay all Obligations in accordance with the terms of the Note Purchase Agreement, the Credit Notes, the Mortgage Note Loan Agreement, the Mortgage Notes, the

Participation Agreement and the other Operative Agreements and perform each term to be performed by it under the Note Purchase Agreement, the Credit Notes, the Mortgage Note Loan Agreement, the Mortgage Notes, the Participation Agreement and the other Operative Agreements.

     5.   Other Covenants.
          ---------------

     (a) At any time and from time to time, upon the written request of the Agent, and at the expense of the Borrower (with funds provided by the Lessee for such purpose in accordance with the terms of the Operative Agreements), the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent reasonably may request for the purposes of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers granted by this Security Agreement.

     (b) The Borrower will not, and none of the Financing Parties authorizes the Borrower to, sell, exchange transfer, assign, lease or otherwise dispose of the Security Assets or any interest therein except as permitted under the Operative Agreements.

     (c) The Borrower shall execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by the Agent for the purpose of obtaining and maintaining control within the meaning of the UCC with respect to any Security Assets consisting of Deposit Accounts and Letter-of-Credit Rights.

     (d) Each of the Borrower and the Lessee will promptly forward to the Agent written notification of any and all Commercial Tort Claims of which such Person is aware and execute and deliver such statements, documents and notices and do and cause to be done all such things as may be required by the Agent or required by law, including the UCC, to fully create, perfect and maintain the priority of the Agent's security interest in any Commercial Tort Claims.

     6.   Default; Remedies.
          -----------------

     (a)  If an Event of Default has occurred and is continuing:

          (i) subject to such notice as may be required by applicable law, the Agent, in addition to all other remedies available at law or in equity, shall have the right forthwith to enter upon the Property (or any other place where any component of any Security Assets are located at such time) without charge, and take possession of all or any portion of the Security Assets, and to sell, re-let or otherwise dispossess itself of the Security Assets and receive the rents, issues and profits thereof, to make repairs and to apply said rentals and profits, after payment of all necessary or proper charges and expenses, on account of the amounts hereby secured (subject to the Excepted Payments); and

          (ii) the Agent, shall, as a matter of right, be entitled to the appointment of a receiver for the Security Assets, and the Borrower hereby consents to such appointment and waives notice of any application therefor.

     (b) If an Event of Default has occurred and is continuing, the Agent may proceed by an action at law, suit in equity or other appropriate proceeding, to protect and enforce its rights, whether for the foreclosure of the Lien of this Security Agreement, or for the specific performance of any agreement contained herein or for an injunction against the violation of any of the terms hereof. The proceeds of any sale of any of the Security Assets shall be applied pursuant to Section 8.7 of the Participation Agreement and the Intercreditor Agreement. In addition, the Agent may proceed under Section 12 hereof.

     7.   Remedies Not Exclusive.
          ----------------------

     The Agent shall be entitled to enforce payment of the indebtedness and performance of the Obligations and to exercise all rights and powers under this Security Agreement or under any of the other Operative Agreements or any laws now or hereafter in force, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, Lien, assignment or otherwise. Neither the acceptance of this Security Agreement nor its enforcement, shall prejudice or in any manner affect the Agent's right to realize upon or enforce any other security now or hereafter held by the Agent as security for the Obligations, it being agreed that the Agent shall be entitled to enforce this Security Agreement and any other security now or hereafter held by the Agent in such order and manner as the Agent may determine in its absolute discretion. Every power or remedy given by any of the Operative Agreements to the Agent or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Agent. In no event shall the Agent, in the exercise of the remedies provided in this Security Agreement (including without limitation in connection with the assignment of rents to the Agent, or the appointment of a receiver and the entry of such receiver onto all or any part of the Property), be deemed a "mortgagee in possession" or a "pledgee in possession", and the Agent shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

     8.   Performance by the Agent of the Borrower's Obligations.
          ------------------------------------------------------

     If the Borrower fails to perform or comply with any of its agreements contained herein the Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement. The reasonable expenses of the Agent incurred in connection with actions undertaken as provided in this Section 8, together with interest thereon at a rate per annum equal to the Overdue Rate from the date of payment by the Agent to the date reimbursed by the Borrower, shall be payable by the Borrower (with funds provided by the Lessee for such purpose in accordance with the terms of the Operative Agreements) to the Agent on demand and constitutes part of the Obligations secured hereby.

     9.   Duty of the Agent.
          -----------------

     The Agent's sole duty with respect to the custody, safekeeping and physical preservation of any Security Assets in its possession, if any, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent nor the Lessor nor any Credit Note Purchaser nor any Mortgage Lender nor any of their respective directors, officers, employees, shareholders, partners or agents shall be liable for failure to demand, collect or realize upon any of the Security Assets or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Security Assets upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Security Assets or any part thereof.

     10.  Powers Coupled with an Interest.
          -------------------------------

     All powers, authorizations and agencies contained in this Security Agreement are coupled with an interest and are irrevocable until this Security Agreement is terminated and the Liens created hereby are released.

     11.  Execution of Financing Statements.
          ---------------------------------

     Each of the Borrower and the Lessee authorizes the Agent at the expense of the Borrower or the Lessee, as applicable (such amounts to be paid with funds provided by the Lessee for such purpose), to file financing statements with respect to the Security Assets under this Security Agreement without the signature of the Borrower or the Lessee, as applicable, in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Security Agreement. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. For purposes of such financing statement, the Borrower or the Lessee, as applicable, shall be deemed to be the debtor, and the Agent shall be deemed to be the secured party. The address of the Borrower is Wachovia Development Corporation, c/o Wachovia Securities, LLC, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, Attention: Gabrielle Braverman. The address of the Lessee is 201 East Fourth Street, 102-1900, Cincinnati, Hamilton County, Ohio, 45201-2301,
Attention: William Coleman. The address of the Agent is Wachovia Bank, National Association, 201 South College Street, Charlotte, North Carolina 28288,
Attention: Angela Abessinio.

     12.  Security Agreement Under Uniform Commercial Code.
          ------------------------------------------------

     (a) It is the intention of the parties hereto that this Security Agreement as it relates to matters of the grant, perfection and priority of security interests the subject hereof, shall constitute a security agreement within the meaning of the Uniform Commercial Code of the states in which the Security Assets are located. If an Event of Default shall occur and be continuing, then in addition to having any other right or remedy available at law or in equity, the Agent may proceed under the applicable Uniform Commercial Code and exercise such rights and remedies as may be provided to a secured party by such Uniform Commercial Code with respect to all or any portion of the Security Assets which is personal property (including without limitation taking possession of and selling the Property). If the Agent shall elect to proceed under the Uniform Commercial Code, then ten (10) days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Agent shall include, but not be limited to, reasonable attorneys' fees and legal expenses. At the Agent's request, the Borrower shall assemble such personal property and make it available to the Agent at a place designated by the Agent which is reasonably convenient to both parties.

     (b) The Borrower, upon reasonable request by the Agent from time to time as may be necessary to protect Agent's interest in the Security Assets, shall execute, acknowledge and deliver to the Agent one (1) or more separate security agreements, in form satisfactory to the Agent, covering all or any part of the Security Assets and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as the Agent may request in order to perfect, preserve, maintain, continue or extend the security interest under, and the priority of the Liens granted by, this Security Agreement and such security instrument. The Borrower further agrees to pay to the Agent (with funds provided by the Lessee for such purpose in accordance with the terms of the Operative Agreements) on demand all costs and expenses incurred by the Agent in connection with the preparation, execution, recording, filing and re-filing of any such document and all reasonable costs and expenses of any record searches for financing statements the Agent shall reasonably require. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of the Agent to proceed against the Property encumbered by this Security Agreement.

     13.  Authority of the Agent.
          ----------------------

     The Borrower acknowledges that the rights and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall be governed by the Note Purchase Agreement and Section 8.6 of the Participation Agreement, the Intercreditor Agreement and by such other agreements with respect thereto as may exist from time to time (until such time as all amounts due and owing to the Secured Parties and the Agent under the Operative Agreements have been paid in full), but the Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Borrower shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

     14.  Notices.
          -------

     All notices required or permitted to be given under this Security Agreement shall be in writing and delivered as provided in Section 12.2 of the Participation Agreement.

     15.  Severability.
          ------------

     Any provision of this Security Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

     16.  Amendment in Writing; No Waivers; Cumulative Remedies.
          -----------------------------------------------------

     Subject to the terms of the Intercreditor Agreement:

     (a) None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except in accordance with the terms of Section 12.4 of the Participation Agreement.

     (b) No failure to exercise, nor any delay in exercising, on the part of the Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent of any right or remedy hereunder on any one (1) occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have on any future occasion.

     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     17.  Section Headings.
          ----------------

     The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     18.  Successors and Assigns.
          ----------------------

     This Security Agreement shall be binding upon the successors of the Borrower, and the Borrower shall not assign any of its rights or obligations hereunder or with respect to any of the Security Assets without the prior written consent of the Agent (at the direction of the Majority Secured Parties). This Security Agreement shall inure to the benefit of the Agent, the Lessor, the Credit Note Purchasers and the Mortgage Lenders and their respective successors and assigns, in accordance with their respective interests herein.

     19.  The Borrower's Waiver of Rights.
          -------------------------------

     Except as otherwise set forth herein, to the fullest extent permitted by law, the Borrower waives the benefit of all laws now existing or that may subsequently be enacted providing for (a) any appraisement or valuation before sale of any portion of the Security Assets or interest therein, (b) any stay or extension of the time for the enforcement of the collection of the indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt, (c) exemption of any portion of the Security Assets from attachment, levy or sale under execution or exemption from civil process and (d) marshalling of any portion of the Security Assets or interest therein. Except as otherwise set forth herein, to the fullest extent the Borrower may do so, the Borrower agrees that the Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Security Agreement before exercising any other remedy granted hereunder and the Borrower, for the Borrower and its successors and assigns, and for any and all Persons ever claiming any interest in the Security Assets, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the Obligations and marshalling in the event of foreclosure of the Liens hereby created.

     20.  GOVERNING LAW.
          -------------

     EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 12(a) HEREOF, THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW), EXCEPT TO THE EXTENT THE LAWS OF THE STATE WHERE A PARTICULAR PROPERTY IS LOCATED ARE REQUIRED TO APPLY.

     21.  Obligations Are Without Recourse.
          --------------------------------

     The provisions of the Participation Agreement relating to limitations on liability of the Borrower are hereby incorporated by reference herein, Mutatis Mutandis.

     22.  Partial Release; Full Release.
          -----------------------------

     The Agent may release for such consideration as it may require any portion of the Security Assets without (as to the remainder of the Security Assets) in any way impairing or affecting the Lien, security interest and priority herein provided for the Agent compared to any other Lien holder or secured party. Further, the Agent shall execute and deliver to the Borrower such documents and instruments as may be required to release the Lien and security interest created by this Security Agreement with respect to the Property as provided in Section
8.8 of the Participation Agreement or to grant the easements and permit the other matters provided for in Section 8.5 of the Participation Agreement.

     23.  Miscellaneous.
          -------------

     (a) This Security Agreement is one (1) of the documents which create Liens and security interests that secure payment and performance of the Obligations. The Agent, at its election, may commence or consolidate in a single action all proceedings to realize upon all such Liens and security interests. The Borrower hereby waives (i) any objections to the commencement or continuation of an action to foreclose the Lien of this Security Agreement or exercise of any other remedies hereunder based on any action being prosecuted or any judgment entered with respect to the Obligations or any Liens or security interests that secure payment and performance of the Obligations and (ii) any objections to the commencement of, continuation of, or entry of a judgment in any such other action based on any action or judgment connected to this Security Agreement. In case of a foreclosure sale, the Security Assets may be sold, at the Agent's election, in one (1) parcel or in more than one (1) parcel and the Agent is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Security Assets to be held.

     (b) THE PROVISIONS OF THE PARTICIPATION AGREEMENT RELATING TO SUBMISSION TO JURISDICTION AND VENUE ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

     24.  Conflicts with Participation Agreement.
          --------------------------------------

     Notwithstanding any other provision hereof, in the event of any conflict between the terms of this Security Agreement and the Participation Agreement, the terms of the Participation Agreement shall govern.

     25.  LESSEE AS A PARTY.
          -----------------

     (a) LESSEE HAS EXECUTED THIS SECURITY AGREEMENT TO EVIDENCE THE AGREEMENT OF THE LESSEE TO THE TERMS OF THE SECURITY AGREEMENT (INCLUDING SECTIONS 5(D) AND 11) AND FOR THE PURPOSE OF SUBJECTING TO THE SECURITY INTEREST AND LIEN GRANTED HEREUNDER ALL OF ITS RIGHT, TITLE AND INTEREST, IF ANY, IN AND TO THE SECURITY ASSETS TO SECURE THE PROMPT PAYMENT IN FULL OF ALL AMOUNTS OWING BY THE LESSEE FROM TIME TO TIME AND THE PERFORMANCE OF ALL OBLIGATIONS OF THE LESSEE TO THE SECURED PARTIES UNDER THE OPERATIVE AGREEMENTS IN THE EVENT THAT A COURT, WHEN ENFORCING THIS SECURITY AGREEMENT FOLLOWING THE OCCURRENCE AND CONTINUANCE OF A LEASE EVENT OF DEFAULT, DETERMINES THAT THE LESSEE'S INTEREST IN THE PROPERTY IS NOT A LEASEHOLD INTEREST, BUT THAT THE TRANSACTIONS CONTEMPLATED BY THE LEASE SHALL BE TREATED AS A SECURED BORROWING. TO EFFECT THE FOREGOING, LESSEE HEREBY GRANTS TO THE AGENT (FOR THE BENEFIT OF THE SECURED PARTIES) A SECURITY INTEREST IN AND TO ALL OF ITS RIGHT, TITLE AND INTEREST, IF ANY, IN AND TO THE SECURITY ASSETS (TO THE EXTENT LESSEE, RATHER THAN THE BORROWER, IS DETERMINED TO HAVE ANY RIGHT, TITLE OR INTEREST THEREIN AND WITHOUT REGARD TO ANY LANGUAGE IN SECTION 2 OR THE DEFINITION OF "SECURITY ASSETS" OR ANY DEFINITION OF ANY ITEM CONSTITUTING THE SECURITY ASSETS WHICH OTHERWISE WOULD LIMIT THE SECURITY ASSETS TO THE RIGHT, TITLE AND INTEREST OF THE BORROWER THEREIN), TO SECURE THE PROMPT PAYMENT IN FULL OF ALL AMOUNTS OWING BY THE LESSEE FROM TIME TO TIME AND THE PERFORMANCE OF ALL OBLIGATIONS OF THE LESSEE TO THE SECURED PARTIES UNDER THE OPERATIVE AGREEMENTS. LESSEE ACKNOWLEDGES AND AGREES THAT, UPON THE OCCURRENCE AND CONTINUANCE OF A LEASE EVENT OF DEFAULT, THE AGENT SHALL HAVE THE RIGHT TO EXERCISE ANY OR ALL OF ITS REMEDIES HEREUNDER AS AGAINST ANY SUCH RIGHT, TITLE OR INTEREST OF LESSEE IN OR TO THE SECURITY ASSETS. THE SECURITY ASSETS SHALL NOT INCLUDE EQUIPMENT ACQUIRED OR FINANCED WITH FUNDS (I) OTHER THAN THE CREDIT PROCEEDS, THE MORTGAGE LOANS AND THE LESSOR ADVANCE AND ALL

PROCEEDS THEREOF AND (II) OTHER THAN PROCEEDS PROVIDED DIRECTLY OR INDIRECTLY BY THE LESSEE OR ONE OF ITS AFFILIATES WHERE THE LESSEE IS EXPRESSLY REQUIRED BY ANY OPERATIVE AGREEMENT TO ACQUIRE ANY ASSET BY OR ON BEHALF OF THE LESSOR, IN EACH CASE INCLUDING ANY REPLACEMENT OF SUCH ASSETS WHETHER SUCH REPLACEMENT IS MADE WITH THE PROCEEDS OF INSURANCE OR OTHERWISE.

     (b) In furtherance of Section 5.1 of the Lease, the Agent hereby acknowledges and agrees that so long as no Lease Event of Default shall exist and be continuing, the Agent will not disturb the possession of Lessee, will not terminate the Lease or join Lessee in summary ejectment or foreclosure proceedings (unless such joinder is required to effect such ejectment or foreclosure proceedings against the Borrower, but subject to the non-disturbance rights of Lessee hereunder), and shall recognize the leasehold estate and contractual rights of the Lessee under the Lease, including without limitation the Purchase Option granted thereunder to the Lessee, it being understood that such leasehold estate and rights of the Lessee shall be unaffected by any foreclosure action or enforcement of remedies by the Agent hereunder so long as no Lease Event of Default shall exist and be continuing.

     26.  Counterparts.
          ------------

     This Security Agreement may be executed in counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute one instrument.

                            [signature page follows]

     IN WITNESS WHEREOF, each of the undersigned has caused the Security Agreement to be duly executed and delivered as of the date first above written.

                                        WACHOVIA DEVELOPMENT CORPORATION,
                                        as the Borrower


                                        By: /s/ Evander S. Jones, Jr.
                                           ----------------------------------
                                        Name:  Evander S. Jones, Jr.
                                             --------------------------------
                                        Title: Vice President
                                             --------------------------------


                           (signature pages continue)

                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as the Agent for the Secured Parties


                                        By: /s/ Weston R. Garrett
                                           ----------------------------------
                                        Name:  Weston R. Garrett
                                             --------------------------------
                                        Title: Vice President
                                              -------------------------------


                           (signature pages continue)

Accepted and Agreed to:

CONVERGYS CORPORATION


By: /s/ William R. Coleman
   ----------------------------------
Name:  William R. Coleman
     --------------------------------
Title: V.P. & Treas.
      -------------------------------


                              (signature pages end)